UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☒    Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

SMTC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction.

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SMTC CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Monday, July 6, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: www.smtc.com/en/proxy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 19, 2009 to facilitate timely delivery.

SMTC CORPORATION

Dear SMTC Corporation Stockholder:

The 2009 Annual Meeting of Stockholders of SMTC Corporation (the “Company”) will be held at at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 on Monday, July 6, 2009 at 11:00 a.m. (Eastern Daylight Time).

Proposals to be considered at the Annual Meeting:

1.	To vote, if no specification is made, to vote FOR the election of Thomas Cowan and Alex Walker as Class III directors to serve until the 2012 Annual Meeting of Stockholders and until his successor is elected and qualified in accordance with the by-laws of the Company.

2.	To vote, if no specification is made, to vote FOR the amendment to the SMTC Corporation Amended and Restated Certificate of Incorporation eliminating the number of classes of directors.

3.	To vote, in its discretion, upon any and all matters incident to the foregoing and such other business as may legally come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on May 8, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
i

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

51308/51638

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

635 Hood Road

Markham, Ontario

Canada L3R 4N6

The following Proxy Materials are available for you to review online:

•	the Company’s 2008 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the period ended January 4, 2009 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	www.smtc.com/en/proxy

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for SMTC Corporation are available to review at:

www.smtc.com/en/proxy

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

51308/51638